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                                                                   EXHIBIT 10.10

                              ASSIGNMENT AGREEMENT

          THIS ASSIGNMENT AGREEMENT (the "Assignment Agreement") is executed and delivered as of this 31st day of December, 1998, by and between CORRECTIONS PARTNERS, INC., a Delaware corporation ("CPI"), CONCEPT, INCORPORATED, a Delaware corporation ("Concept"), TRANSCOR AMERICA, INC., a Tennessee corporation ("TransCor") certain other subsidiaries, as listed on the signature pages hereto, (the "Subsidiaries") of CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA"), and CORRECTIONAL MANAGEMENT SERVICES CORPORATION, a Tennessee corporation ("Operating Company"). This Agreement is being delivered pursuant to that certain Contribution Agreement dated as of the 31st day of December, 1998 (the "Contribution Agreement"), between CCA (and certain of its subsidiaries) and Operating Company. Capitalized terms used herein without definition are used herein as defined in the Contribution Agreement.

          1. Assignment of Assets. CPI, Concept, TransCor and the Subsidiaries hereby assign to Operating Company, any and all of their right, title and interest in and to the management contracts listed on Exhibit B and Exhibit C to the Contribution Agreement.

          2. Further Assurances. Each party hereto shall execute, acknowledge and deliver to the other party all documents, and shall take all actions, reasonably requested by such other party from time to time to confirm or effect the matters set forth herein, or to otherwise carry out the purpose of the Contribution Agreement and this Assignment Agreement.

          3. Contribution Agreement. This Assignment Agreement is entered into pursuant to and is subject to all of the terms of the Contribution Agreement, and nothing herein shall be deemed to modify any of the representations, warranties, covenants and obligations of the parties thereunder.

          4. Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Assignment Agreement and the Contribution Agreement, the terms, provisions and conditions of the Contribution Agreement shall govern.

          5. Counterparts. This Assignment Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

          6. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.


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          IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement as of the day and year first above written.


                                         CPI:

                                         CORRECTIONS PARTNERS, INC.

                                         By: /s/ Darrell K. Massengale
                                             ----------------------------------
                                         Its: President
                                             ----------------------------------


                                         CONCEPT:

                                         CONCEPT, INCORPORATED

                                         By: /s/ Darrell K. Massengale
                                             ----------------------------------
                                         Its: President
                                             ----------------------------------

                                         TRANSCOR:

                                         TRANSCOR AMERICA, INC.

                                         By: /s/ Darrell K. Massengale
                                             ----------------------------------
                                         Its: Secretary
                                             ----------------------------------

                                         SUBSIDIARIES:

                                         LEE ADJUSTMENT CENTER, INC., a Kentucky
                                         corporation

                                         By: /s/ Darrell K. Massengale
                                             ----------------------------------
                                         Its: President
                                             ----------------------------------


                                         MARION ADJUSTMENT CENTER, INC., a
                                         Kentucky corporation

                                         By: /s/ Darrell K. Massengale
                                             ----------------------------------
                                         Its: President
                                             ----------------------------------



                                        2

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                                    OTTER CREEK CORRECTIONAL CENTER, INC.,
                                    a Kentucky corporation

                                    By:  /s/ Darrell K. Massengale
                                        ----------------------------------
                                    Its: President
                                        ----------------------------------




                                    RIVER CITY CORRECTIONAL CENTER, INC., a
                                    Kentucky corporation

                                    By:  /s/ Darrell K. Massengale
                                        ----------------------------------
                                    Its: President
                                        ----------------------------------


                                    USCC AVERY/MITCHELL MANAGEMENT
                                    COMPANY, INC., a North Carolina corporation

                                    By:  /s/ Darrell K. Massengale
                                        ----------------------------------
                                    Its: President
                                        ----------------------------------


                                    USCC PAMLICO MANAGEMENT COMPANY,
                                    INC., a North Carolina corporation

                                    By:  /s/ Darrell K. Massengale
                                        ----------------------------------
                                    Its: President
                                        ----------------------------------


                                    OPERATING COMPANY:

                                    CORRECTIONAL MANAGEMENT
                                    SERVICES CORPORATION

                                    By:  /s/ Darrell K. Massengale
                                        ----------------------------------
                                    Its: Chief Financial Officer & Secretary
                                        ----------------------------------

                                  BILL OF SALE

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, certain subsidiaries of CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA"), as listed on the signature lines below, have bargained and contributed, and by these presents do bargain and contribute unto CORRECTIONAL MANAGEMENT SERVICES CORPORATION, a Tennessee corporation ("Operating Company") all of their right, title and interest in and to the equipment, leasehold improvements and other assets listed in Exhibit B, Exhibit C, and Exhibit D to that certain Contribution Agreement dated as of the 31st day of December, 1998 (the "Contribution Agreement"), between CCA (and certain of its subsidiaries) and Operating Company.

     This Bill of Sale is being delivered pursuant to that certain Assignment Agreement dated as of the 31st day of December, 1998 (the "Assignment Agreement"), by and between CORRECTIONS PARTNERS, INC., a Delaware corporation ("CPI"), CONCEPT, INCORPORATED, a Delaware corporation ("Concept"), TRANSCOR AMERICA, INC., a Tennessee corporation ("TransCor"), certain other subsidiaries of CCA and Operating Company

Dated this 31st day of December, 1998.

                                   SUBSIDIARIES:

                                   CORRECTIONS PARTNERS, INC.

                                   By:  /s/ Darrell K. Massengale
                                      -----------------------------------------
                                   Its: President
                                       ----------------------------------------

                                   CONCEPT, INCORPORATED

                                   By:  /s/ Darrell K. Massengale
                                      -----------------------------------------
                                   Its: President
                                       ----------------------------------------

                                   TRANSCOR AMERICA, INC.

                                   By:  /s/ Darrell K. Massengale
                                      -----------------------------------------
                                   Its: Secretary
                                       ----------------------------------------

                                   LEE ADJUSTMENT CENTER, INC., a Kentucky
                                   corporation


                                   By:  /s/ Darrell K. Massengale
                                      -----------------------------------------
                                   Its: President
                                       ----------------------------------------


                  [signatures continue on the following page]
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                                   MARION ADJUSTMENT CENTER, INC., a
                                   Kentucky corporation

                                   By:  /s/ Darrell K. Massengale
                                       ----------------------------------------
                                   Its: President
                                       ----------------------------------------


                                   OTTER CREEK CORRECTIONAL CENTER, INC.,
                                   a Kentucky corporation

                                   By:  /s/ Darrell K. Massengale
                                       ----------------------------------------
                                   Its: President
                                       ----------------------------------------

                                   RIVER CITY CORRECTIONAL CENTER, INC., a
                                   Kentucky corporation

                                   By:  /s/ Darrell K. Massengale
                                       ----------------------------------------
                                   Its: President
                                       ----------------------------------------

                                   USCC AVERY/MITCHELL MANAGEMENT
                                   COMPANY, INC., a North Carolina corporation

                                   By:  /s/ Darrell K. Massengale
                                       ----------------------------------------
                                   Its: President
                                       ----------------------------------------


                                   USCC PAMLICO MANAGEMENT COMPANY,
                                   INC., a North Carolina corporation

                                   By:  /s/ Darrell K. Massengale
                                       ----------------------------------------
                                   Its: President
                                       ----------------------------------------